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                           NORD RESOURCES CORPORATION

                             1991 STOCK OPTION PLAN

                                 AMENDMENT NO. 1

                                NOVEMBER 30, 1994


     The 1991 Stock Option Plan is amended to add the following sentence at the end of Section 7(b):


          Only mature shares (those being owned for more than 6 months if obtained through the previous exercise of stock options granted by the Corporation) be accepted as payment of the exercise price of stock options granted under this Plan.


                                     E-72